UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

Glacier Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Montana
(State of incorporation)

001-41170		81-0519541
(Commission File Number)		(IRS Employer Identification No.)

49 Commons Loop

Kalispell, Montana 59901

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which Registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 24, 2025, Glacier Bancorp, Inc., a Montana corporation (“GBCI”), and its wholly owned subsidiary, Glacier Bank, entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Guaranty Bancshares, Inc., a Texas corporation (“GNTY”), and its wholly owned subsidiary, Guaranty Bank & Trust, N.A., a national banking association (“Guaranty Bank”). Under the terms of the Merger Agreement, GNTY will merge with and into GBCI, with GBCI as the surviving entity (the “Holding Company Merger”). Immediately thereafter, Guaranty Bank will merge with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”).

Concurrently with the execution of the Merger Agreement, the directors and certain executive officers of GNTY entered into voting agreements with GBCI pursuant to which each such director or executive officer, in his, her or its capacity as a shareholder, has agreed, among other things, to vote his, her or its beneficially owned shares of GNTY common stock in favor of the proposed transactions contemplated by the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective (the “Effective Time”), each share of GNTY common stock, par value $1.00 per share, issued and outstanding will be converted into the right to receive from GBCI 1.0000 shares of GBCI common stock, par value $0.01 per share, subject to adjustment as set forth in the Merger Agreement (the “Merger Consideration”).

As of the date of this report, the Merger Consideration has a total aggregate value of approximately $476.2 million, inclusive of the value to GNTY stock options (based on the closing price of $41.58 for GBCI common stock on June 23, 2025).

Under the terms of the Merger Agreement, each outstanding share of restricted stock under the Guaranty Bancshares, Inc. 2015 Equity Incentive Plan, as amended (the “GNTY Stock Plan”), will automatically vest, and each resulting unrestricted share of GNTY common stock will be converted into the right to receive the Merger Consideration at the Effective Time. Each outstanding option to purchase shares of GNTY stock (a “GNTY Option”) granted under the GNTY Stock Plan, whether vested or unvested, will be assumed by GBCI and will be automatically converted into an option (a “Converted Option”) to purchase GBCI common stock on the same terms and conditions as are then in effect with respect to the respective GNTY Option, except that (i) to the extent provided for in the applicable option award agreement, each such Converted Option will become fully vested and exercisable immediately following the Effective Time, (ii) each such Converted Option may only be exercised for shares of GBCI common stock, and (iii) the number of shares of GBCI common stock subject to such Converted Option, and the per-share exercise price, will be adjusted based on the per share Merger Consideration.

The Merger Agreement contains customary representations and warranties from each of GBCI and GNTY, and GNTY has agreed to customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without GBCIs consent, provided that GNTY may, prior to the Holding Company Merger and in an amount determined in accordance with the terms of the Merger Agreement, declare and pay a special cash dividend to its shareholders based on its earnings between March 31, 2025 and closing. In addition, GNTY has agreed to certain additional covenants, including, among others, covenants relating to its obligation to call a meeting of its shareholders to vote on the Merger Agreement, non-solicitation obligations related to alternative acquisition proposals, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Merger Agreement.

Completion of the transaction is subject to required regulatory approvals, GNTY shareholder approval, and other customary conditions of closing. It is anticipated that the closing of the transaction will take place in the fourth quarter of 2025, subject to the fulfillment of customary closing conditions, some of which are described above. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving GBCI and GNTY, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and GNTY operate; uncertainties regarding the ability of Glacier Bank and Guaranty Bank & Trust, N.A. to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GBCI undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GBCI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) from time to time.

No Offer or Solicitation

This report is being filed in respect of the proposed merger transaction involving GBCI and GNTY. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of GNTY and a Preliminary Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, GNTY will mail a Definitive Proxy

Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that GBCI or GNTY may file with the SEC and send to GNTY’s shareholders in connection with the proposed merger transaction. Shareholders of GNTY are urged to read carefully the Registration Statement and accompanying Proxy Statement/Prospectus regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

Free copies of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about GBCI, GNTY, and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from GBCI at www.glacierbancorp.com under the tab “SEC Filings” and in the “Investors” section of GNTY’s website, www.gnty.com, under the heading “Financial Information - SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706 or by requesting them in writing or by telephone from GNTY at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, ATTN: Corporate Secretary; Telephone (888) 572-9881.

Participants in the Solicitation

GBCI and GNTY and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Information about the directors and executive officers of GNTY is set forth in the proxy statement for GNTY’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of June 24, 2025, by and between Glacier Bancorp, Inc., Glacier Bank, Guaranty Bancshares, Inc. and Guaranty Bank & Trust, N.A.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Glacier Bancorp, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2025	GLACIER BANCORP, INC.

	By:	/s/ Randall M. Chesler
Randall M. Chesler
President and Chief Executive Officer